Summary Prospectus Supplement	August 2, 2017

Putnam Growth Opportunities Fund

Summary Prospectus dated November 30, 2016

The sub-section Portfolio manager in the section Your fund’s management is replaced in its entirety with the following:

Portfolio manager

Robert Brookby, Portfolio Manager, portfolio manager of the fund since 2009

Assistant portfolio manager

Richard Bodzy, Portfolio Manager, Analyst, Assistant portfolio manager of the fund since 2017

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